UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BioSig Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

55 Greens Farms Road, 1st Floor

Westport, Connecticut 06880

(203) 409-5444

December 29, 2022

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of BioSig Technologies, Inc. (the “Special Meeting”) to be held at 10:00 a.m., Eastern Time, on February 7, 2023, at our headquarters located at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880.

To facilitate an orderly meeting, we strongly encourage you to advise Lora Mikolaitis by email at info@biosigtech.com or phone at (203) 409-5444 ext. 117 if you plan to attend the meeting prior to 5:00 p.m., Eastern Time, on February 6, 2023, and to arrive at the meeting no later than 9:30 a.m., Eastern Time.

We are delivering to our stockholders a copy of the notice of Special Meeting of stockholders, the proxy statement, and the proxy card (collectively, the “Proxy Materials”) beginning on or about December 29, 2022.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Special Meeting, after receiving the Proxy Materials please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting in person at the Special Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Kenneth L. Londoner

Kenneth L. Londoner

Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 7, 2023:

Our Official Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy Card are available at:

www.proxyvote.com

BIOSIG TECHNOLOGIES, INC.

55 Greens Farms Road, 1st Floor

Westport, Connecticut 06880

(203) 409-5444

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held February 7, 2023

A special meeting of stockholders (the “Special Meeting”) of BioSig Technologies, Inc., a Delaware corporation (the “Company”), will be held on February 7, 2023, at 10:00 a.m. Eastern Time, at our headquarters at 55 Greens Farms Road, 1st Floor, Westport, Connecticut. We will consider and act on the following items of business at the Special Meeting:

(1)	A proposal to approve the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (Proposal 1); and
(2)	Such other business as may arise and that may properly be conducted at the Special Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposal 1.

The Board of Directors has fixed the close of business on December 28, 2022, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our Common Stock and Series C Preferred Stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to the Special Meeting.

To facilitate an orderly meeting, we strongly encourage you to advise Lora Mikolaitis by email at info@biosigtech.com or phone at (203) 409-5444 ext. 117 if you plan to attend the meeting prior to 5:00 p.m., Eastern Time, on February 6, 2023, and to arrive at the meeting no later than 9:30 a.m., Eastern Time.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed proxy card in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board of Directors,

/s/ Kenneth L. Londoner

Kenneth L. Londoner

Chairman and Chief Executive Officer

December 29, 2022

BIOSIG TECHNOLOGIES, INC.

55 Greens Farms Road, 1st Floor

Westport, Connecticut 06880

(203) 409-5444

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held February 7, 2023

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “BioSig” refer to BioSig Technologies, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share (the “Common Stock”), and our Series C Convertible Preferred Stock (the “Series C Preferred Stock”) entitled to vote at the special meeting of stockholders of the Company (the “Special Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of BioSig Technologies, Inc. to be voted at the Special Meeting to be held on February 7, 2023, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying proxy card are dated December 29, 2022 and are expected to be first sent or given to stockholders on or about December 29, 2022.

The executive offices of the Company are located at, and the mailing address of the Company is 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 7, 2023:

Our Official Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy Card are available at:

www.proxyvote.com

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the U.S. Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Proxy Materials, which include the following:

(1)	a proposal to approve the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (Proposal 1); and
(2)	such other business as may arise and that may properly be conducted at the Special Meeting or any adjournment or postponement thereof.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one set of proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate set of proxy materials in the future, he or she may contact BioSig Technologies, Inc. at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880, Attn: Lora Mikolaitis or call (203) 409-5444 ext. 117. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Lora Mikolaitis at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a set of proxy materials for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on December 28, 2022 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 54,577,305 shares of Common Stock were issued and outstanding. On the Record Date, 105 shares of Series C Preferred Stock were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series C Preferred Stock as set forth in the certificate of designation for the Series C Preferred Stock, certain holders of Series C Preferred Stock are entitled to an aggregate of 624,100 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock and the Series C Preferred Stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

The Company has two outstanding classes of voting stock entitled to vote at the Special Meeting, Common Stock and Series C Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 4.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series C Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the certificate of designation for the Series C Preferred Stock. Holders of our Common Stock and Series C Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

The presence, in person or by proxy, of the holders of one-third of the voting power of the issued and outstanding shares of stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Materials have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 1 is not considered a “routine matter.” In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. The ballot will be provided at the Special Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

•

Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on February 6, 2023.

•

Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on February 6, 2023.

•

Via mail: if you would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Kenneth L. Londoner and Steve Chaussy to serve as the proxies for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your nominee-held shares in person at the Special Meeting.

Who counts the votes?

All votes will be tabulated by Kenneth L. Londoner, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Special Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Special Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What are my choices when voting?

With respect to the proposal to approve the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (Proposal 1), stockholders may vote for the proposal, vote against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote FOR Proposal 1.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted FOR Proposal 1.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•

Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Special Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•

Giving written notice of revocation to the Company addressed to Steve Chaussy, Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on February 6, 2023.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, the proposal to approve the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (Proposal 1) will require the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting entitled to vote on such proposal.

How are abstentions and broker non-votes treated?

Abstentions will be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have the same effect as votes against the proposal to approve the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (Proposal 1).

Broker non-votes will not be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the proposal to approve the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (Proposal 1).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Proxy Materials and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Steve Chaussy, at (203) 409-5444 ext. 102.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities as of December 28, 2022 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers and directors; and (iii) all of our named directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o BioSig Technologies, Inc., 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880. Percentage of Common Stock ownership is based on 54,577,305 shares of Common Stock issued and outstanding as of December 28, 2022. Percentage of Series C Preferred Stock ownership is based on 105 shares of Series C Preferred Stock issued and outstanding as of December 28, 2022.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of December 28, 2022 by that stockholder are deemed outstanding.1

Name	Number of Shares of Common Stock Beneficially Owned (1)		Percentage Class (1) (2)	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage Class (13)	Total Voting Power
Directors and Named Executive Officers
Kenneth L. Londoner	3,653,144	(3)	6.67%	-	-	6.60%
Patrick J. Gallagher	311,092	(4)	*	-	-	*
Steve Chaussy	1,063,553	(5)	1.95%	-	-	1.93%
David Weild IV	460,827	(6)	*	-	-	*
Donald E. Foley	446,455	(7)	*	-	-	*
James Barry	134,091	(8)	*	-	-	*
Frederick D. Hrkac	70,455	(9)	*	-	-	*
James L. Klein	279,091	(10)	*	-	-	*
John Sieckhaus	70,000	(11)	*	-	-	*
Michael Graydon Fleming, Jr.	152,702	(12)	*	-	-	*
Zachary Koch	-		*	-	-	*

All directors and executive officers as a group of eleven persons	6,641,410		11.88%	-	-	11.75%
Series C Holders
Ray Weber	267,049	(14)	*	45	42.86%	*
StoneX Group Inc C/F Raymond E Weber IRA	208,280	(15)	*	35	33.33%	*
Martin F. Sauer	148,771	(16)	*	25	23.81%	*

1 SEC rules require companies to indicate (in a footnote to the beneficial ownership table or in another manner) the number of shares that are held in margin accounts or pledged or otherwise available to a lender as security by executive officers and directors.

(1)

Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of December 28, 2022, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

(2)	These percentages have been calculated based on 54,577,305 shares of Common Stock outstanding as of December 28, 2022.
(3)

Comprised of (i) 2,296,820 shares of Common Stock directly held by Mr. Londoner, (ii) 1,181,324 shares of Common Stock held by Endicott Management Partners, LLC, an entity for which Mr. Londoner is deemed the beneficial owner, (iii) options to purchase 175,000 shares of Common Stock that are currently exercisable. Mr. Londoner has sole voting and dispositive power over the securities held for the account of Endicott Management Partners, LLC.

(4)

Comprised of (i) 96,585 shares of Common Stock directly held by Mr. Gallagher, (ii) 2,400 shares of Common Stock held by Amy E Gallagher Educational Trust for which Mr. Gallagher is deemed the beneficial owner with sole voting and dispositive power over the securities held by the trust, (iii) 2,400 shares of Common Stock held by Hans Gallagher Educational Trust for which Mr. Gallagher is deemed the beneficial owner with sole voting and dispositive power over the securities held by the trust, and (iv) options to purchase 209,707 shares of Common Stock that are currently exercisable or exercisable within 60 days of December 28, 2022.

(5)	Comprised of (i) 1,051,553 shares of Common Stock and (ii) options to purchase 12,000 shares of Common Stock that are currently exercisable.
(6)	Comprised of (i) 65,455 shares of Common Stock and (ii) options to purchase 395,372 shares of Common Stock that is currently exercisable.
(7)	Comprised of (i) 172,455 shares of Common Stock, (ii) options to purchase 274,000 shares of Common Stock that are currently exercisable or exercisable within 60 days of December 28, 2022.
(8)	Comprised of (i) 34,091 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock that are currently exercisable or exercisable within 60 days of December 28, 2022.
(9)	Comprised of (i) 45,455 shares of Common Stock, (ii) options to purchase 25,000 shares of Common Stock that are currently exercisable or exercisable within 60 days of December 28, 2022.
(10)	Comprised of (i) 254,091 shares of Common Stock and(ii) 25,000 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of December 28, 2022.
(11)	Comprised of 70,000 shares of Common Stock.
(11)	Comprised of (i) 36,036 shares of Common Stock, (ii) options to purchase 116,666 shares of Common Stock that are currently exercisable or exercisable within 60 days of December 28, 2022.
(13)	These percentages have been calculated based on 105 shares of Series C Preferred Stock outstanding as of December 28, 2022
(14)

Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of December 28, 2022. Ray Weber may also be deemed beneficial owner of shares held by StoneX Group Inc C/F Raymond E Weber IRA. Mr. Weber’s address is 27 Zabriskie St., Jersey City, NJ 07307.

(15)

Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of December 28, 2022. This stockholder’s address is 27 Zabriskie St., Jersey City, NJ 07307.

(16)

Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of December 28, 2022. This stockholder’s address is 1028 Steeplechase Dr. Lancaster, PA 17601.

EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied.

The main principles of our fiscal year 2021 compensation strategy included the following:

●

An emphasis on pay for performance. A significant portion of our executive officers’ total compensation is variable and at risk and tied directly to measurable performance, which aligns the interests of our executives with those of our stockholders;

●

Performance results are linked to Company and individual performance. When looking at performance over the year, we equally weigh individual performance as well as that of the Company as a whole. Target annual compensation is positioned to allow for above-median compensation to be earned through an executive officer’s and the Company’s extraordinary performance; and

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Equity as a key component to align the interests of our executives with those of our stockholders. Our Compensation Committee continues to believe that keeping executives interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.

The following table sets forth the names, ages and positions of our executive officers and certain significant employees as of December 28, 2022:

Name	Age	Position with the Company
Kenneth L. Londoner	55	Chief Executive Officer, Chairman, and Director
Steve Chaussy	68	Chief Financial Officer
John Sieckhaus	55	Chief Operating Officer
Michael Graydon Fleming, Jr.	46	Chief Commercial Officer
Zachary Koch	44	Clinical Director

Kenneth L. Londoner. Mr. Londoner has served as our director since February 2009, as our executive chairman since November 2013 and our chief executive officer since July 2017. He previously served as our chairman and chief executive officer from February 2009 to September 2013. Mr. Londoner served as the chief executive officer and president of ViralClear Pharmaceuticals, Inc., a majority-owned subsidiary of the Company (“ViralClear”) from November 2018 through April 2020 and again since October 2020; and served as ViralClear’s chairman of the board of directors from July 2019 through April 2020 and again since October 2020. Mr. Londoner has been serving as ViralClear’s director since November 2018. Mr. Londoner has served as the managing partner of Endicott Management Partners, LLC, a firm dedicated to assisting emerging growth companies in their corporate development since February 2010. From April 2007 to October 2009, he served as executive vice president – corporate business development and senior director of business development and, from November 2009 to December 2010, he served as a consultant to NewCardio, Inc., a medical device designer and developer. Mr. Londoner also served as a director of chatAND Inc. from January 2012 to April 2015. Mr. Londoner is a co-founder and board member of Safe Ports Holdings, Charleston, South Carolina. Mr. Londoner also served as a director of MedClean Technologies, Inc. from November 2008 to September 2010. Mr. Londoner was an investment officer and co-manager of the Seligman Growth Fund, Seligman Capital Fund, and approximately $2 billion of pension assets at J & W Seligman & Co, Inc. in New York from 1991 to 1997. Mr. Londoner graduated from Lafayette College in 1989 with a degree in economics and finance and received his MBA from New York University’s Leonard N. Stern School of Business in 1994.

Steve Chaussy. Mr. Chaussy has served as our chief financial officer on a full-time basis since January 2018. Mr. Chaussy served as our chief financial officer on a part time basis from May 2011 to January 2018. Mr. Chaussy has been serving as ViralClear’s chief financial officer, secretary and treasurer since November 2018. Since 2005, Mr. Chaussy has been the sole proprietor of Anna & Co., Inc., a consulting company that offers services to small publicly traded companies. Anna & Co., Inc. provides general financial and accounting services, with a special emphasis towards SEC reporting and compliance, to companies that lack sufficient resources to hire full-time employees to provide such services. From 2001 to 2005, Mr. Chaussy provided services as both a chief financial officer and as a consultant to small publicly traded companies. Prior to 2001, Mr. Chaussy served as chief financial officer for a large private distribution and wholesaling company, where he gained international experience. Mr. Chaussy is a graduate of Virginia Polytechnic Institute and State University and is a licensed certified public accountant in Virginia, California and Florida.

John Sieckhaus. Mr. Sieckhaus brings to the Company 30 years in the healthcare industry, including 21 years at St. Jude Medical and Abbott Laboratories (NYSE: ABT). During his tenure with St. Jude Medical, Mr. Sieckhaus held commercial leadership positions of rising responsibility, including U.S. National Sales Leader, Senior Vice President & General Manager when he led sales and customer relationship management activities in the United States across all cardiovascular product lines. Mr. Sieckhaus's experience in building and leading high-performance teams, in addition to integrating multiple new and novel technologies and introducing them commercially, led to significant revenue growth for St. Jude Medical over his career. Most recently, Mr. Sieckhaus held the position of Vice President - Field Clinical Affairs for Abbott for the United States and CALA, where he created a world-class field clinical and monitoring team to support clinical trials across multiple business units within Abbott's Cardiovascular portfolio. Mr. Sieckhaus holds a Bachelor of Science degree in Biomedical Engineering from Johns Hopkins University.

Michael Graydon Fleming, Jr. Mr. Gray Fleming has served as our Chief Commercial Officer since December 2021. Mr. Fleming brings to the Company over 20 years in the healthcare industry, including 17 years at Abbott Laboratories and St. Jude Medical. During his tenure with Abbott, Mr. Fleming held several commercial leadership positions, including Vice President of Cardiac Sales, when he led sales and customer relationship management activities in some of the most significant strategic areas of focus. Mr. Fleming's experience in delivering high-performing sales management initiatives led to substantial revenue growth with several key accomplishments, including the successful contracting of multiple leading IDN and GPO organizations. These initiatives resulted in some of the largest market share gains in the company's history while also delivering substantial overhauls of historically underperforming US regions. Most recently, Mr. Fleming held the position of Chief Commercial Officer at Carecubes, a company created to provide a temporary and scalable negative pressure isolation technology solution based upon original joint request from the Defense Advanced Research Projects Agency (DARPA) and Centers for Disease Control and Prevention (CDC). Mr. Fleming holds a Bachelor of Business Administration degree with a Major in Marketing from Stephen F. Austin State University in Texas and a certificate in Leadership in Excellence and Development (LEAD) Program from the University of Texas.

Zachary Koch. Mr. Koch has served as our Clinical Director since January 2022. Mr. Koch brings over 20 years of experience in clinical strategy and sales in electrophysiology and cardiovascular devices. Mr. Koch joins BioSig's leadership following a 16-year tenure at Abbott and St. Jude Medical, where he held numerous positions across the company's clinical, sales, training, and commercial teams. Mr. Koch has personally supported over 5000 cardiac mapping procedures, and has created and lead several advanced training and education initiatives for St Jude Medical and Abbott EP. More recently, within his role as Manager of Strategic EP Clinical Development, Mr. Koch successfully founded and launched the Key Accounts Organization for Abbott EP and led the business and clinical strategy across nine National Key Accounts. These efforts generated a 20% increase in EP case volume and revenue for the company. He also founded the AAA advanced training program that led to a significant improvement of clinical support with the Key Accounts Organization. He has been recognized for his sales and business delivery as a three-time recipient of Abbott's Field Service Award, an honor bestowed upon the top clinical specialists in the US sales division. He is also a certified electrophysiology and cardiac device specialist, a distinguished honor apportioned by the International Board of Heart Rhythm Examiners. Mr. Koch served as a Hospital Corpsman in the United States Navy. He provided infantry medical support for the Second Marine Division and the Executive Medical Team at the National Naval Medical Center in Washington DC. He holds a degree in Cardiovascular Technology from the Naval School of Health Sciences, where he graduated with honors and distinction.

Summary Compensation Table

The following table sets forth the names and positions of: (i) each person who served as our principal executive officer during the year ended December 31, 2021; (ii) our most highly compensated executive officer, other than our principal executive officer, who was serving as an executive officer, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2021, with compensation of $100,000 or more, and (iii) an additional individual for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as our executive officer at December 31, 2021 (collectively our “Named Executive Officers”):

Name and principal position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Kenneth L. Londoner, Chief Executive Officer, Executive Chairman and Director (17)	2021	840,000	(2)	105,000		1,197,000	(3)	119,633	(4)	93,381	(5)	2,355,014
	2020	741,667	(6)	395,000		1,600,000	(7)	356,388	(8)	62,000	(9)	3,155,055
Steven Chaussy, Chief Financial Officer (18)	2021	480,000	(10)	125,000		598,500	(11)	-		6,000	(12)	1,209,500
	2020	418,417	(13)	340,000	(14)	800,000	(15)	-		6,000	(16)	1,564,417

(1)

In accordance with SEC rules, this column reflects the aggregate fair value of the stock awards or option awards, as applicable, granted during the respective fiscal year computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions. The assumptions made in the valuation of the share-based payments are contained in Notes 9 and 10 to our financial statements for the fiscal year ended December 31, 2019 in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)	Represents (i) salary of $665,000 from Company and (ii) salary of $175,000 from ViralClear.
(3)	Represents a Common Stock award of 300,000 fully vested shares granted on January 5, 2021.
(4)	Represents a stock option granted December 28, 2021 for the purchase of 75,000 shares of Common Stock, vesting immediately at an exercise price of $2.44 and termination date of December 28, 2031.
(5)	Represents (i) director fees of $80,000, (ii) $12,000 auto allowance in lieu for reimbursement of mileage, (iii) $1,381 personal part of business travel expenses.
(6)	Represents (i) salary of $625,000 from Company and (ii) salary of $116,667 from ViralClear.
(7)

Represents (i) restricted stock unit, granted March 30, 2020, for 160,000 shares of ViralClear common stock, fully vested and (ii) a restricted stock unit, dated March 30, 2020, for 160,000 shares of ViralClear common stock with 80,000 vesting upon filing of Form S-1 for ViralClear and 80,000 vesting upon completion of a spin-off of ViralClear.

(8)	Represents a stock option granted April 14, 2020 for the purchase of 100,000 shares of Common Stock, vesting immediately at an exercise price of $4.66 and termination date of April 14, 2030.
(9)	Represents (i) director fees of $50,000 and (ii) $12,000 auto allowance in lieu for reimbursement of mileage.
(10)	Represents (i) salary of $380,000 from Company and (ii) salary of $100,000 from ViralClear.
(11)	Represents a Common Stock award of 150,000 fully vested shares granted on January 5, 2021.
(12)	Represents an auto allowance in lieu of reimbursement for mileage.
(13)	Represents (i) salary of $351,750 from Company and (ii) salary of $66,667 from ViralClear.
(14)	Represents (i) bonus of $290,000 from Company and (ii) bonus of $50,000 from ViralClear.
(15)

Represents a restricted stock unit, dated March 30, 2020, for 160,000 shares of ViralClear common stock with 80,000 vesting upon filing of Form S-1 for ViralClear and 80,000 vesting upon completion of a spin-off of ViralClear.

(16)	Represents an auto allowance in lieu of reimbursement for mileage.
(17)	Mr. Londoner served as our Executive Chairman and Director through the entirety of our last two fiscal years. Mr. Londoner has served as our Chief Executive Officer since July 31, 2017.
(18)	Mr. Chaussy served as our Chief Financial Officer through the entirety of our last two fiscal years. Mr. Chaussy has served as our Chief Financial Officer since January 1, 2018.

Narrative Disclosure to Summary Compensation Table

Executive Employment Agreements

Messrs. Londoner and Chaussy are at-will employees and do not have employment agreements with us. Additionally, we do not have any agreements that would provide for payment to any of Messrs. Londoner and Chaussy following, or in connection with the resignation, retirement, or other termination of either of them, a change of control of us, or a change in either of their responsibilities following a change of control of us.

Kenneth L. Londoner

Mr. Londoner’s salary, bonus and stock awards were determined by the Compensation Committee with consultation from members of the board of directors.

Mr. Londoner also serves as the director of ViralClear, and from September 24, 2019 to April 28, 2020 and again since October 30, 2020, Mr. Londoner serves as the chairman of the board of directors and chief executive officer of ViralClear. Mr. Londoner receives $175,000 annually from ViralClear for his services (which was partially paid in 2020). Mr. Londoner has received and may be granted awards under the ViralClear Plan.

On March 30, 2020, Mr. Londoner was granted 160,000 restricted stock units of ViralClear, 100% of which were fully vested on the date of grant. In addition, on March 30, 2020, each of Mr. Londoner was granted 160,000 restricted stock units of ViralClear, which will vest upon meeting certain milestones.

Steve Chaussy

Mr. Chaussy’s salary, bonus and stock awards were determined by the chairman of the board with consultation from members of the board of directors.

Steve Chaussy also serves as the chief financial officer of ViralClear and, commencing on September 24, 2019, receives an annual salary of $100,000 from ViralClear (which was partially paid in 2020). Mr. Chaussy has received and may be granted awards under the ViralClear Plan.

Mr. Chaussy was granted 80,000 restricted stock units of ViralClear, 100% of which were fully vested on the date of grant. In addition, on March 30, 2020, Mr. Chaussy was granted 80,000 restricted stock units of ViralClear, which will vest upon meeting certain milestones.

Retirement Plans

As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee pre-tax contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 100 percent of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees.

Employee Benefits and Perquisites

Along with all other full-time employees, Mr. Londoner and Mr. Chaussy are eligible to participate in our health and welfare plans which are comprised of medical, vision, life, and dental insurance benefits and an FSA plan.

No Tax Gross-Ups

We do not make gross-up payments to cover our executives’ personal income taxes that may pertain to any of the compensation paid by us.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2021.

Name	Number of Securities underlying Unexercised Options (#) Exercisable		Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Kenneth	100,000	(1)	-	$4.66	4/14/2030	-	$-	-	$-
Londoner	75,000	(1)	-	$2.44	12/28/2031	-	$-	-	$-

Steven	12,000	(2)	-	$5.23	6/11/2023	-	$-	-	$-
Chaussy

(1) Each of these options vested immediately

(2) Each of these options vested immediately

BioSig Technologies, Inc. 2012 Equity Incentive Plan

On October 19, 2012, our board of directors adopted the BioSig Technologies, Inc. 2012 Equity Incentive Plan (the “2012 Plan”), which provided for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, directors and consultants, to be granted from time to time as determined by our board of directors or its designees. The 2012 Plan was amended at various times to, among other things, increase the number of shares of our Common Stock authorized under the plan. The 2012 Plan expired by its terms on October 17, 2022. As of December 28, 2022, the number of shares issuable upon exercise of outstanding options and underlying restricted stock awards granted under the 2012 Plan was 4,399,651. The material features of the 2012 Plan are described below:

Administration and Eligibility. The 2012 Plan was administered by our Board or the Compensation Committee of the Board (the “Administrator”). Employees (including any employee who was also a director or an officer), consultants, and non-employee directors of the Company who rendered services to the Company were eligible to participate in the 2012 Plan.

Stock Options. The Administrator could grant either incentive stock options (“ISOs”) qualifying under Code Section 422, or nonstatutory stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) were eligible to receive ISOs. The Administrator determined the terms of each stock option at the time of grant, including, without limitation, the method of delivery of shares and provisions governing the term, exercise, and forfeiture of each option.

Restricted Stock and Restricted Stock Units. The Administrator was authorized to grant restricted stock and restricted stock units. The Administrator determined the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units were made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants would be subject to forfeiture; the time or times at which the restrictions would terminate; and all other terms and conditions of the grants.

Vesting, Forfeiture, Assignment. The Administrator, in its sole discretion, could determine that an award will be immediately vested in whole or in part, or that all or any portion could not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2012 Plan. If the Administrator imposed conditions upon vesting, then the Administrator may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

ViralClear Pharmaceuticals, Inc. 2019 Equity Incentive Plan

On September 24, 2019, the board of directors (the “ViralClear Board”) of ViralClear approved the ViralClear Plan, subject to stockholder approval, which provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, and restricted stock units to key employees, key contractors, and outside directors of ViralClear, to be granted from time to time as determined by the ViralClear Board or its designee. An aggregate of 4,000,000 shares of the ViralClear common stock are reserved for issuance under the ViralClear Plan. The material features of the ViralClear Plan are described below.

Purpose. The purpose of the ViralClear Plan is to enable ViralClear to attract and retain the services of key employees, key contractors, and outside directors of ViralClear and its subsidiaries and to provide such persons with a proprietary interest in ViralClear. The ViralClear Plan provides for the granting of incentive stock options, nonqualified stock options, SARs, restricted stock, and restricted stock units, which may be granted singly, in combination, or in tandem; which may be paid in cash, shares of common stock, or a combination of cash and shares of common stock, as described in more detail below; and which will increase the interest of such persons in ViralClear’s welfare, furnish an incentive to such persons to continue their services for ViralClear or its subsidiaries, and provide a means through which ViralClear may attract able persons as employees, contractors, and outside directors.

Effective Date and Expiration. The ViralClear Plan became effective on September 24, 2019 and will continue in effect for a term of 10 years, unless earlier terminated by the ViralClear Board.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our common stock that may be delivered pursuant to awards under the ViralClear Plan is currently 4,000,000 shares, 100% of which may be delivered pursuant to incentive stock options.

Shares to be issued may be made available from authorized but unissued common stock, common stock held by ViralClear in its treasury, or common stock purchased by ViralClear on the open market or otherwise. During the term of the ViralClear Plan, ViralClear will at all times reserve and keep available the number of shares of common stock sufficient to satisfy the requirements of the ViralClear Plan. If an award under the ViralClear Plan is forfeited, expires, or is canceled, in whole or in part, then the number of shares of common stock covered by the award or stock option so forfeited, expired, or canceled may again be awarded pursuant to the provisions of the ViralClear Plan. In the event that previously acquired shares of common stock are delivered to ViralClear in full or partial payment of the exercise price for the exercise of a stock option granted under the ViralClear Plan, the number of shares of common stock available for future awards under the ViralClear Plan shall be reduced only by the net number of shares of common stock issued upon the exercise of the stock option. Awards that may be satisfied either by the issuance of shares of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the ViralClear Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares of common stock. Awards will not reduce the number of shares of common stock that may be issued pursuant to the ViralClear Plan if the settlement of the award will not require the issuance of shares of common stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the ViralClear Plan to the contrary, only shares forfeited back to ViralClear, shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a stock option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of incentive stock options under the ViralClear Plan, but shall not increase the maximum number of shares of common stock that may be delivered pursuant to awards under the ViralClear Plan as the maximum number of shares of common stock that may be delivered pursuant to incentive stock options.

Administration. The ViralClear Plan may be administered by our ViralClear Board or such committee of the ViralClear Board as is designated by it to administer the ViralClear Plan (the “Committee”). The ViralClear Board or the Committee will determine and designate the persons to whom awards are to be made and set forth the award period, date of grant, terms, provisions, limitations, and performance requirements of awards. The Committee will determine whether an award shall include one type of equity incentive, two or more equity incentives granted in combination, or two or more equity incentives granted in tandem. The ViralClear Board may authorize one or more officers of ViralClear to designate one or more employees as eligible persons to whom nonqualified stock options, incentive stock options, or SARs will be granted under the ViralClear Plan and determine the number of shares of common stock that will be subject to such stock options, incentive stock options, or SARs. The Committee will interpret the ViralClear Plan and award agreements; prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the ViralClear Plan; and establish performance goals for an award and certify the action as it deems necessary or advisable in the administration of the ViralClear Plan. The Committee may delegate to officers of ViralClear the authority to perform specified functions under the ViralClear Plan. With respect to restrictions in the ViralClear Plan that are based on the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the rules of any exchange or inter-dealer quotation system upon which ViralClear’s securities are listed or quoted, or any other applicable law, to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding awards. Subject to the provisions of the ViralClear Plan, the ViralClear Board and Committee’s decisions, determinations, and interpretations will be final, binding, and conclusive on all ViralClear Plan participants and any other award holders.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and outside directors of ViralClear whose judgment, initiative, and efforts contributed to, or may be expected to contribute to, the successful performance of ViralClear are eligible to participate in the ViralClear Plan, provided that only employees of a corporation shall be eligible to receive incentive stock options.

Grant of Awards. The grant of an award shall be authorized by the Committee and shall be evidenced by an award agreement setting forth the applicable award being granted; the total number of shares or units to be granted; the price to be paid, if any; the award period; the date of grant; and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee. The Company shall execute an award agreement with a participant after the Committee approves the issuance of an award. Any award granted pursuant to the ViralClear Plan must be granted within 10 years of the date of adoption of the ViralClear Plan by the ViralClear Board. The ViralClear Plan shall be submitted to ViralClear’s stockholders for approval; however, the Committee may grant awards under the ViralClear Plan prior to the time of stockholder approval. Any such award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an award to a participant shall not be deemed either to entitle the participant to, or to disqualify the participant from, receipt of any other award under the ViralClear Plan. If the Committee establishes a purchase price for an award, the participant must accept such award within a period of 30 days (or such shorter period as the Committee may specify) after the date of grant by executing the applicable award agreement and paying such purchase price. Any award under the ViralClear Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

Stock Options. The Committee may grant either incentive stock options, qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of ViralClear are eligible to receive incentive stock options. The option price for any share of common stock which may be purchased under a nonqualified stock option for any share of common stock must be equal to or greater than the fair market value of such share on the date of grant. The option price for any share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of such share on the date of grant. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of ViralClear (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of our common stock on the date of grant. No dividends may be paid or granted with respect to any stock option. No stock option shall be granted with a term of greater than 10 years from its date of grant; however, if an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of ViralClear (or any parent or subsidiary), and an incentive stock option is granted to such employee, the term of such incentive stock option shall be no more than five years from the date of grant. The Committee may not grant incentive stock options under the ViralClear Plan to any employee that would permit the aggregate fair market value (determined on the date of grant) of the common stock with respect to which incentive stock options (under the ViralClear Plan and any other plan of ViralClear and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option granted under the ViralClear Plan that is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, such stock option (or any such portion thereof) shall be a nonqualified stock option. In such case, the Committee shall designate which stock will be treated as incentive stock option stock by causing the issuance of a separate stock certificate and identifying such stock as incentive stock option stock on ViralClear’s stock transfer records.

If a stock option is exercisable prior to the time it is vested, the common stock obtained on the exercise of the stock option shall be restricted stock that is subject to the applicable provisions of the ViralClear Plan and the award agreement. If the Committee imposes conditions upon exercise, then subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the stock option may be exercised. No stock option may be exercised for a fractional share of common stock. The granting of a stock option shall impose no obligation upon the participant to exercise that stock option. The Committee will determine the manner in which recipients of stock options may pay the option exercise price, which may include payment by cash or check, bank draft, or money order payable to the order of ViralClear; by delivery of common stock owned by the participant on the exercise date, valued at its fair market value on the exercise date, and which the participant has not acquired from ViralClear within six months prior to the exercise date; by delivery (including by fax or electronic transmission) to ViralClear or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by ViralClear, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to ViralClear, to sell certain of the shares of common stock purchased upon exercise of the stock option or to pledge such shares as collateral for a loan and promptly deliver to ViralClear the amount of sale or loan proceeds necessary to pay such purchase price; by requesting ViralClear to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares of Common Stock having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and/or in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee may grant SARs to any participant, either as a separate award or in connection with a stock option, and impose terms and conditions on such SARs. A SAR may be exercised by the delivery (including by fax) of written notice to the Committee setting forth the number of shares of common stock with respect to which the SAR is to be exercised and the exercise date, which shall be at least three days after giving such notice, unless an earlier time shall have been mutually agreed upon. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash, in shares of common stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of common stock, the holder of the SAR shall receive that number of whole shares of common stock having an aggregate fair market value on the date of exercise equal to the value obtained by multiplying the difference between the fair market value of a share of common stock on the date of exercise over the SAR price as set forth in such SAR (or other value specified in the agreement granting the SAR), by the number of shares of common stock as to which the SAR is being exercised, with a cash settlement to be made for any fractional shares of common stock. The SAR price for any share of common stock subject to a SAR may be equal to or greater than the fair market value of such share on the date of grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time the SAR is granted.

Restricted Stock. Restricted stock consists of shares of our common stock that may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period, as specified by the Committee in the applicable award agreement. The Committee may, in its sole discretion, remove any or all of the restrictions on such restricted stock. The Committee will set forth in the award agreement: the number of shares of common stock awarded; the price, if any, to be paid by the participant for such restricted stock and the method of payment of the price; the time or times within which such award may be subject to forfeiture; specified performance goals of ViralClear, a subsidiary, any division thereof or any group of employees of ViralClear, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such award; and all other terms, limitations, restrictions, and conditions applicable to the restricted stock.

Restricted Stock Units. Restricted stock units are the right to receive shares of common stock, cash, or a combination thereof at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restricted stock units shall be subject to such restrictions as the Committee determines, including, without limitation, a prohibition against sale, assignment, transfer, pledge, hypothecation, or other encumbrance for a specified period of time or a requirement that the holder forfeit (or in the case of shares of common stock or units sold to the participant, resell to ViralClear at cost) such shares or units in the event of termination of employment or service during the applicable period of restriction.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the ViralClear Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines. Except as otherwise provided in the particular award agreement, upon termination of service during the applicable restriction period, nonvested shares of restricted stock shall be forfeited by the participant.

Incentive stock options may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant or the participant’s legally authorized representative, and each award agreement in respect of an incentive stock option shall so provide, except that the Committee may waive or modify such limitation that is not required for compliance with Section 422 of the Code. Other awards granted under the ViralClear Plan generally may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a nonqualified stock option or SAR to be granted to a participant on terms which permit transfer by such participant to the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); a trust or trusts for the exclusive benefit of such Immediate Family Members; a partnership in which the only partners are such Immediate Family Members and/or entities which are controlled by the participant and/or Immediate Family Members; an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that there shall be no consideration for any such transfer; the award agreement pursuant to which such nonqualified stock option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with the ViralClear Plan; and subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution. Following any transfer, any such nonqualified stock option and SAR shall continue to be subject to the same terms and conditions as were applicable to such award immediately prior to transfer. The events of termination of service shall continue to be applied with respect to the original participant, following which the nonqualified stock options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the applicable award agreement. The Committee and ViralClear shall have no obligation to inform any transferee of a nonqualified stock option or SAR of any expiration, termination, lapse, or acceleration of such stock option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any common stock issuable or issued under a nonqualified stock option or SAR that has been transferred by a participant under the ViralClear Plan.

Capital Adjustments. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of common stock or other securities of ViralClear, issuance of warrants or other rights to purchase common stock or other securities of ViralClear, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; the number of shares and type of common stock (or other securities or property) subject to outstanding awards; the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation; the option price of each outstanding award; the amount, if any, ViralClear pays for forfeited shares of common stock; and the number of or SAR price of shares of common stock then subject to outstanding SARs previously granted and unexercised under the ViralClear Plan, to the end that the same proportion of ViralClear’s issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate SAR price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the ViralClear Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code, and such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which ViralClear is subject.

Amendment or Discontinuance of the ViralClear Plan. The ViralClear Board may at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the ViralClear Plan in whole or in part, except that we will obtain stockholder approval of any ViralClear Plan amendment to the extent necessary and desirable to comply with the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which our common stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the ViralClear Plan. Any amendments made shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the ViralClear Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the ViralClear Plan, the holder of any award outstanding under the ViralClear Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any award agreement relating thereto. Notwithstanding anything contained in the ViralClear Plan to the contrary, unless required by law, no action contemplated or permitted by the ViralClear Board or Committee for the alteration, amendment, revision, suspension, or termination of the ViralClear Plan shall adversely affect any rights of participants or obligations of ViralClear to participants with respect to any award theretofore granted under the ViralClear Plan without the consent of the affected participant.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2021, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	4,568,484	$4.57	3,048,522
Equity compensation plans not approved by security holders (2)	125,000	$5.00	2,330,750
Total	4,693,484	$4.58	5,379,272

(1) Represents shares available for issuance under the 2012 Plan.

(2) Represents shares available for issuance under the ViralClear Plan.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee director of our Board during the fiscal year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (1)		All Other Compensation ($) (1)(2)	Total ($)
Donald E. Foley	$65,000	$-	(2)	$119,633	(3)		$184,633
Andrew L. Filler *	$20,000	$-		$-			$20,000
Patrick J Gallagher	$60,000	$-	(4)	$79,756	(5)		$139,756
Jeffrey F O’Donnell, Sr#	$80,000	$67,957		$-			$80,000
David Weild, IV	$80,000	$-	(6)	$119,633	(7)		$199,633
Samuel E. Navarro	$60,000	$-	(8)	$79,756	(9)		$139,756
Martha Pease*	$15,000	$-		$-			$15,000
James J. Barry PhD^	$15,000	$-	(10)	$166,907	(11)		$181,907
Anthony Zook	$60,000	$-	(12)	$79,756	(13)		$139,756

Total:	$455,000	$-		$645,441		-	$1,100,441

(1)

In accordance with SEC rules, this column reflects the aggregate fair value of stock or option awards granted during the fiscal year ended December 31, 2021, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.

(2)	As of December 31, 2021, Mr. Foley had no outstanding stock awards of shares of Common Stock.
(3)

Represents a stock option granted December 28, 2021 for the purchase of 75,000 shares of Common Stock, vesting immediately at an exercise price of $2.44 share and termination date of December 28, 2031. As of December 31, 2021, Mr. Foley had outstanding options representing the right to purchase of 274,000 shares of Common Stock.

(4)	As of December 31, 2021, Mr. Gallagher had no outstanding stock awards of shares of Common Stock.
(5)

Represents a stock option granted December 28, 2021 for the purchase of 50,000 shares of Common Stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, Mr. Gallagher had outstanding options representing the right to purchase of 186,240 shares of Common Stock.

(6)	As of December 31, 2021, Mr. Weild had no outstanding stock awards of shares of Common Stock.
(7)

Represents a stock option granted December 28, 2021 for the purchase of 75,000 shares of Common Stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, Mr. Weild had outstanding options representing the right to purchase of 395,372 shares of Common Stock.

(8)	As of December 31, 2021, Mr. Navarro had no outstanding stock awards of shares of Common Stock.
(9)

Represents a stock option granted December 28, 2021 for the purchase of 50,000 shares of Common Stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, stock. As of December 31, 2021, Mr. Navarro had (i) outstanding options representing the right to purchase of 129,000 shares of Common Stock and (ii) outstanding 329,000 restricted stock units representing rights to shares of ViralClear common stock.

(10)	As of December 31, 2021, Dr. Barry had no outstanding stock awards of shares of Common Stock.
(11)

Represents (i) a stock option granted October 4, 2021 for the purchase of 50,000 shares of Common Stock, 50% vesting immediately and 50% vesting September 20, 2022 at an exercise price of $2.89 per share and termination date of October 4, 2031 and (ii) a stock option granted December 28, 2021 for the purchase of 50,000 shares of Common Stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, Mr. Barry had outstanding options representing the right to purchase of 100,000 shares of Common Stock.

(12)	As of December 31, 2021, Mr. Zook had no outstanding stock awards of shares of Common Stock.
(13)

Represents a stock option granted December 28, 2021 for the purchase of 50,000 shares of Common Stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, stock. As of December 31, 2021, Mr. Zook had (i) outstanding options representing the right to purchase of 50,000 shares of Common Stockand (ii) outstanding ViralClear options representing the right to purchase 100,000 shares of ViralClear common stock.

* Effective as of June 28, 2021, Mr. Filler and Ms. Pease retired as a director of the Company.

# Mr. O’Donnell resigned from the Board on June 30, 2021.

^ Mr. Barry was appointed to the Board on September 20, 2021.

On December 21, 2018, the Board elected Jeffrey F. O’Donnell as lead independent director of the Company for a term of one (1) year, commencing January 1, 2019, or until his replacement be elected. For his services as lead director until he resigned, Mr. O’Donnell received cash compensation of $12,000 per month in 2021 for five months in addition to the compensation paid to Mr. O’Donnell as a member of the Board.

Starting in January 2021, directors of the Company are entitled to receive $15,000 per quarter, or $20,000 for committee chair, to attend board meetings in person and $7,500 per quarter if attended telephonically (although this was waived due to pandemic).

PROPOSAL 1: APPROVAL OF BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN

Our Board is seeking the approval of our stockholders of the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”), which was adopted by our Board on December 27, 2022, subject to stockholder approval. If the 2023 Plan is approved by our stockholders, we will reserve 5,265,945 shares of our Common Stock that could be issued pursuant to awards under the 2023 Plan, which is the initial number of shares of our Common Stock authorized for issuance under the 2023 Plan.

We believe that operation of the 2023 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and outside directors; and to promote the success of our business. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We will strive to use the 2023 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees.

A copy of the 2023 Plan is included as Annex A to this Proxy Statement. Below is a summary of certain key provisions of the 2023 Plan, which is qualified in its entirety by reference to the full text of the 2023 Plan.

The Board recommends that the stockholders vote “FOR” the approval of the 2023 Plan.

Prior Incentive Plans

The 2023 Plan is intended to supplement the 2012 Plan, which expired on October 17, 2022.

Description of the 2023 Plan

Purpose. The purpose of the 2023 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors of the Company and our subsidiaries. The 2023 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, other awards, performance goals, and tandem awards which may be granted singly or in combination, or in tandem, and that may be paid in cash, shares of our Common Stock, or other consideration, or any combination thereof. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2023 Plan was approved by our Board on December 27, 2022 (the “Effective Date”), subject to approval by our stockholders. The 2023 Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated by our Board. No award may be granted under the 2023 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our Common Stock that may be delivered pursuant to awards under the 2023 Plan is currently 5,265,945 shares, plus any Prior Plan Awards (as defined below), subject to adjustment in certain circumstances to prevent dilution or enlargement as described below. All of the shares available for issuance as an award under the 2023 Plan may be delivered pursuant to incentive stock options. “Prior Plan Awards” means (i) any awards granted pursuant to the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan or the BioSig Technologies, Inc. 2012 Equity Incentive Plan that are outstanding on the Effective Date and that, on or after the Effective Date, (x) expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such awards, (y) are forfeited, or (z) are repurchased by us.

Shares to be issued under the 2023 Plan may be made available from authorized but unissued shares of our Common Stock, Common Stock held in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2023 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2023 Plan. Shares underlying awards granted under the 2023 Plan that expire or are forfeited, or terminated without being exercised, or awards that are settled for cash, will again be available for the grant of additional awards within the limits provided by in the 2023 Plan. If previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the 2023 Plan, the number of shares of Common Stock available for future awards under the 2023 Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the stock option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under the 2023 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2023 Plan if the settlement of the award will not require the issuance of shares, such as, for example, SARs that can only be satisfied by the payment of cash. Only shares forfeited back to the us or shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a stock option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant as incentive stock options under the 2023 Plan, but shall not increase the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. Under the terms of the 2023 Plan, the 2023 Plan will be administered by our Board or such committee of the Board as is designated by the Board to administer the 2023 Plan (the “Committee”), which, to the extent necessary to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall consist entirely of two or more “outside directors” as defined in Rule 16b-3 under the Exchange Act. At any time there is no Committee to administer the 2023 Plan, any reference to the Committee is a reference to our Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2023 Plan; establish and revise rules and regulations relating to the 2023 Plan and any sub-plans (including sub-plans for awards made to participants who do not reside in the United States); establish performance goals applicable to awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2023 Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the 2023 Plan.

Eligibility. The 2023 Plan provides for awards to the outside directors, officers, employees, and contractors of the Company and our subsidiaries. As of the date of this Proxy Statement, there were 48 employees, 6 directors, and approximately 15 consultants eligible to participate in the 2023 Plan. The Company’s current Section 16 executive officers and each member of our Board are among the individuals eligible to receive awards under the 2023 Plan.

Stock Options. Subject to the terms and provisions of the 2023 Plan, options to purchase shares of our Common Stock may be granted to eligible individuals at any time and from time to time as determined by the Committee. Stock options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under federal tax law, or as nonqualified stock options, which do not qualify for such favorable tax treatment. Subject to the limits provided in the 2023 Plan, the Committee determines the number of stock options granted to each recipient. Each stock option grant will be evidenced by a stock option agreement that specifies the stock option’s exercise price, whether the stock options are intended to be incentive stock options or nonqualified stock options, the duration of the stock options, the number of shares to which the stock options pertain, and such additional limitations, terms, and conditions as the Committee may determine.

The Committee determines the exercise price for each stock option granted, except that the exercise price may not be less than 100% of the fair market value of a share of our Common Stock on the date of grant; provided, however, that if an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our Common Stock (or of any parent or subsidiary), the exercise price must be at least 110% of the fair market value of a share of our Common Stock on the date of grant. All stock options granted under the 2023 Plan will expire no later than ten years (or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our Common Stock (or of any parent or subsidiary), five years) from the date of grant. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of nonqualified stock options, as otherwise expressly permitted by the Committee. The granting of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of a stock option and the registration of shares of our Common Stock in the recipient’s name.

Stock Appreciation Rights. The 2023 Plan authorizes the Committee to grant SARs, either as a separate award or in connection with a stock option. A SAR entitles the holder to receive from us, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of our Common Stock to which such SAR pertains over the aggregate exercise price for the underlying shares. The exercise price of a SAR shall not be less than 100% of the fair market value of a share of our Common Stock on the date of grant.

Each SAR will be evidenced by an award agreement that specifies the exercise price, the number of shares to which the SAR pertains, and such additional limitations, terms, and conditions as the Committee may determine. We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares of our Common Stock, cash, or a combination of stock and cash as set forth in the award agreement relating to the SARs. SARs are not transferable except as expressly permitted by the Committee.

Restricted Stock. The 2023 Plan provides for the award of shares of our Common Stock that are subject to forfeiture and restrictions on transferability as set forth in the 2023 Plan, the applicable award agreement, and as may be otherwise determined by the Committee. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement; provided, however, such dividends or distributions may, if provided in the applicable award agreement, be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock. During the restriction period set by the Committee, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber the restricted stock.

Restricted Stock Units. The 2023 Plan authorizes the Committee to grant restricted stock units. Restricted stock units are not shares of our Common Stock and do not entitle the recipients to the rights of a stockholder, although the award agreement may provide for rights with respect to dividends or dividend equivalents. The recipient may not sell, transfer, pledge, or otherwise encumber restricted stock units granted under the 2023 Plan prior to their vesting. Restricted stock units will be settled in shares of our Common Stock, in an amount based on the fair market value of our Common Stock on the settlement date. If the right to receive dividends on restricted stock units is awarded, then, if provided in the applicable award agreement, such dividends may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock units.

Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right will be specified by the grant and, when granted as a component of another award, may have terms and conditions different from such other award. Dividend equivalent rights granted as a separate award also may be paid currently or may be deemed to be reinvested in additional Common Stock. Any such reinvestment will be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or Common Stock.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2023 Plan, and to the extent an award is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or authoritative guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. The 2023 Plan provides that performance goals may be established by the Committee in connection with the grant of any award under the 2023 Plan. Such goals shall be based on the attainment of specified levels of one or more business criteria, which may include, without limitation: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee, in each case with respect to the Company or any one or more of our subsidiaries, divisions, business units, or business segments, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2023 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting of Awards; Forfeiture; Assignment. Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2023 Plan.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2023 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities that are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Change in Control. In connection with a change in control, outstanding awards may be converted into new awards, exchanged or substituted for with new awards, or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any. The description of a change in control and its effects on awards granted under the 2023 Plan is qualified in its entirety by reference to the relevant terms and provisions of the 2023 Plan, which is attached as Annex A to this Proxy Statement.

Recoupment for Restatements. The Company may recoup all or any portion of any shares of our Common Stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be in effect from time to time.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of our Common Stock or other securities, issuance of warrants or other rights to purchase shares of our Common Stock or other securities, or other similar corporate transaction or event affects the fair market value of an award, the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or other securities or property) that thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the exercise price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2023 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2023 Plan, to the extent that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2023 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2023 Plan. Our Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2023 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2023 Plan and any awards under the 2023 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our Common Stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the approval of the 2023 Plan; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the 2023 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2023 Plan without the consent of the affected participant.

Repricing of Stock Options or SARs. The Committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the 2023 Plan, “reprice” means any of the following or any other action that has the same effect: (a) amending a stock option or SAR to reduce its exercise price; (b) canceling a stock option or SAR at a time when its exercise price exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award; or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing will prevent the Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2023 Plan.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2023 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the incentive stock option was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the holding period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an individual receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized as to such other awards.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2023 Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act, if applicable. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries) will have the right to require, as a condition to delivery of any certificate for shares of our Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may, if we consent, withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and taxes withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31st of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will also be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2023 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2023 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the 2023 Plan.

Interest of Directors and Executive Officers.

All members of our Board and all of our executive officers are eligible for awards under the 2023 Plan and, thus, have a personal interest in the approval of the 2023 Plan.

New Plan Benefits

With respect to the number of shares reserved under the 2023 Plan, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our Common Stock is $0.42 per share based on the closing price of our Common Stock on December 28, 2022.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting entitled to vote on such proposal is required for the approval of the 2023 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2023 PLAN.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement and proxy card for that meeting must submit the proposal in writing no later than July 10, 2023, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our corporate offices at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880, Attn: Secretary.

Stockholders wishing to nominate a director or submit proposals to be presented directly at the next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880 no earlier than August 24, 2023 and no later than the close of business on September 23, 2023. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice provisions in the Bylaws, subject to applicable rules of the SEC.

In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 31, 2023 (i.e., the date that is 60 days prior to the anniversary date of the 2022 annual meeting of stockholders).

Annex A

BIOSIG TECHNOLOGIES, INC.
2023 LONG-TERM INCENTIVE PLAN

The BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of BioSig Technologies, Inc., a Delaware corporation (the “Company”), effective as of                                               , 2023 (the “Effective Date”), subject to approval by the Company’s stockholders.

ARTICLE 1.
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Other Awards, Performance Goals, and Tandem Awards whether granted singly, or in combination, or in tandem, that will:

(a)    increase the interest of such persons in the Company’s welfare;

(b)    furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)    provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2.
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1    “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2    “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3    “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4    “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5    “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6    “Board” means the board of directors of the Company.

2.7    “Change in Control” means the occurrence of any of the following events:

(a)         Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the Common Stock of the Company that, together with the Common Stock held by such Person, constitutes more than 50% of the total voting power of the Common Stock of the Company, except that any change in the ownership of the Common Stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(b)         Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)         Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.7, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of Common Stock, or similar business transaction with the Company. Notwithstanding the foregoing provisions of this Section 2.7, (i) a Change in Control shall not be deemed to occur solely as a result of a transaction, the sole purpose of which is to change the jurisdiction of the Company’s incorporation; (ii) a Change in Control shall not be deemed to occur solely as a result the issuance of shares of Common Stock in exchange for equity of one or more of the Company’s Subsidiaries or if the sole purpose of the transaction is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction; and (iii) if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8    “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9    “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10    “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11    “Common Stock” means the Company’s common stock, $0.001 par value per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12    “Company” means BioSig Technologies, Inc., a Delaware corporation, and any successor entity.

2.13    “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14    “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15    “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16    “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17    “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19    “Exercise Date” is defined in Section 8.3(b) hereof.

2.20    “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21    “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.22    “Immediate Family Members” is defined in Section 15.8 hereof.

2.23    “Incentive” is defined in Section 2.3 hereof.

2.24    “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25    “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26    “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27    “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28    “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29    “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30    “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31    “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32    “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33    “Plan” means this BioSig Technologies, Inc. 2023 Long-Term Incentive Plan, as amended from time to time.

2.34    “Prior Plans” means the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan and the BioSig Technologies, Inc. 2012 Equity Incentive Plan.

2.35    “Prior Plan Awards” means any Common Stock subject to options, restricted stock, restricted stock units or stock appreciation rights that are outstanding under the Prior Plans as of the Effective Date and that expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such options, restricted stock, restricted stock units, or stock appreciation rights, that are forfeited, or that are repurchased by the Company.

2.36    “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.37    “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.38    “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.39    “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.40    “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.41    “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.42    “Spread” is defined in Section 12.4(b) hereof.

2.43    “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.44    “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.45    “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.46    “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3.
ADMINISTRATION

3.1    General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2    Designation of Participants and Awards.

(a)    The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)    Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself or herself as a recipient of any Award.

3.3    Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any such Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5.
SHARES SUBJECT TO PLAN

5.1    Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 5,265,945 plus any Prior Plan Awards, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2    Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the Option Price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the Option Price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6.
GRANT OF AWARDS

6.1    In General.

(a)    The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)    If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2    Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3    Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4    Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)    Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b)    Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)    Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)    Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates, if any are issued pursuant to this Section 6.4, for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)    The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)    Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (A) the Company shall be obligated to, or (B) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5    SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6    Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7    Performance Awards.

(a)    The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)    Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8    Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9    Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10    Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11    Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12    No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its Option Price or SAR Price, (b) canceling a Stock Option or SAR at a time when its Option Price or SAR Price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13    Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7.
AWARD PERIOD; VESTING

7.1    Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2    Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1    In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2    Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3    Exercise of Stock Option.

(a)    In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)    Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c)    Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d)    Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4    SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)    cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)    that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)    the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5    Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10.
TERM

The Plan shall be effective as of the Effective Date, and, unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1    No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2    Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3    Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4    Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)    giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)    in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15.
MISCELLANEOUS PROVISIONS

15.1    Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2    No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3    Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4    Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5    Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6    Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7    Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8    Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or Stock Appreciation Right to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or Stock Appreciation Right is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Option or Stock Appreciation Right shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Award shall be transferable, exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Award that has been transferred by a Participant under this Section 15.8.

15.9    Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10    Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain BioSig Technologies, Inc. 2023 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Westport, CT. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11    Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Westport, CT.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of                                                   , 2023, by its Chief Executive Officer pursuant to prior action taken by the Board.

BIOSIG TECHNOLOGIES, INC.

By:

Name:

Title:         Chief Executive Officer

BioSig technologies

BIOSIG TECHNOLOGIES, INC.
55 GREENS FARMS ROAD
WESTPORT, CT 06880

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BIOSIG TECHNOLOGIES, INC.

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D94614-S59648

BIOSIG TECHNOLOGIES, INC.
Special Meeting of Stockholders
February 7, 2023 10:00 a.m.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Steve Chaussy and Kenneth L. Londoner, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of BIOSIG TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., EST on February 7, 2023, at the Company's headquarters at 55 Greens Farms Road, Westport, CT 06880 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side